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                                                                    EXHIBIT 10.4




                             WALL DATA INCORPORATED


                      RESTATED EMPLOYEE STOCK PURCHASE PLAN




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                                TABLE OF CONTENTS



SECTION 1     PURPOSE ....................................................     1

SECTION 2     DEFINITIONS ................................................     1

   2.1        Account ....................................................     1

   2.2        Base Pay ...................................................     1

   2.3        Board ......................................................     1

   2.4        Code .......................................................     2

   2.5        Eligible Employee ..........................................     2

   2.6        Offering Date ..............................................     2

   2.7        Participant ................................................     2

   2.8        Related Corporation ........................................     2

SECTION 3     ADMINISTRATION .............................................     2

SECTION 4     STOCK SUBJECT TO THIS PLAN .................................     3

   4.1        Type and Number of Shares ..................................     3

   4.2        Limitation on Exercise .....................................     3

SECTION 5     ELIGIBILITY ................................................     3

SECTION 6     OFFERINGS ..................................................     4

SECTION 7     PARTICIPATION BY PAYROLL DEDUCTION .........................     4

SECTION 8     OPTION PRICE ...............................................     5

SECTION 9     GRANTING OF OPTION .........................................     5

SECTION 10    EXERCISE OF OPTION .........................................     5

SECTION 11    PARTICIPANT'S RIGHTS AS A SHAREHOLDER ......................     5

SECTION 12    DELIVERY OF STOCK CERTIFICATES .............................     6

SECTION 13    WITHDRAWAL .................................................     6

SECTION 14    CARRYOVER OF ACCOUNT .......................................     6



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Employee Stock Purchase Plan                                             7/15/98
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
SECTION 15    INTEREST ...................................................     6

SECTION 16    RIGHTS NOT TRANSFERABLE ....................................     6

SECTION 17    TERMINATION OF EMPLOYMENT ..................................     7

SECTION 18    DOLLAR AMOUNT LIMITATION ...................................     7

SECTION 19    CONTINUATION OF EMPLOYMENT .................................     7

SECTION 20    WITHHOLDING TAXES ..........................................     7

SECTION 21    GREATER THAN FIVE PERCENT SHAREHOLDERS .....................     8

SECTION 22    ADJUSTMENTS UPON CHANGES IN CAPITALIZATION .................     8

SECTION 23    SECURITIES REGULATION ......................................     8

SECTION 24    AMENDMENT AND TERMINATION ..................................     9

SECTION 25    INDEMNIFICATION OF BOARD AND PLAN ADMINISTRATOR ............     9

SECTION 26    EFFECTIVENESS ..............................................    10



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Wall Data Incorporated                                         Table of Contents
Employee Stock Purchase Plan                                             7/15/98
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                             WALL DATA INCORPORATED

                      RESTATED EMPLOYEE STOCK PURCHASE PLAN




                                SECTION 1 PURPOSE

         The purpose of this Wall Data Incorporated Restated Employee Stock Purchase Plan (the "Plan") is to provide a means whereby certain employees of Wall Data Incorporated (the "Company"), or of any Related Corporation designated by the Company, may be granted stock options to purchase the common stock of the Company, in order to attract and retain the services or advice of such employees and to provide added incentive to them by encouraging stock ownership in the Company. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan shall, accordingly, be construed in a manner consistent with the requirements of that Section of the Code.


                              SECTION 2 DEFINITIONS

2.1        ACCOUNT

         "Account" shall mean the funds accumulated with respect to a Participant as a result of deductions from his or her paycheck for the purpose of purchasing stock under this Plan. The funds allocated to a Participant's Account shall remain the property of the respective Participant at all times but may be commingled with the general funds of the Company.

2.2        BASE PAY

         "Base Pay" shall mean the total cash compensation (including bonuses, overtime, and commissions) as reflected on a Participant's W-2 income tax statement (excluding moving expenses, reimbursed employee business expenses, and taxable fringe benefits), except that a Participant may elect on the Participation Agreement to exclude all bonuses and commissions from Base Pay. If a Participant so elects, he or she must exclude all bonuses and commission but not a part thereof.

2.3        BOARD

         "Board" shall mean the Board of Directors of the Company.



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2.4        CODE

         "Code" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.

2.5        ELIGIBLE EMPLOYEE

         "Eligible Employee" shall mean any employee who is eligible to participate in the Plan pursuant to the provisions of Section 5.

2.6        OFFERING DATE

         "Offering Date" shall mean the commencement date of an offering, if such date is a regular business day; otherwise, it shall mean the first regular business day following such commencement date. A different date may be set by resolution of the Board.

2.7        PARTICIPANT

         "Participant" shall mean an Eligible Employee who has completed and filed a Participation Agreement pursuant to Section 7.1.

2.8        RELATED CORPORATION

         "Related Corporation," when referring to a subsidiary corporation, shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock of each of the corporations other than the Company is owned by one of the other corporations in such chain. When referring to a parent corporation, the term "Related Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if, at the time of the granting of the option, each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.


                            SECTION 3 ADMINISTRATION

         This Plan shall be administered by the Compensation Committee of the Board (the "Compensation Committee") or such person or persons designated by such Compensation Committee, to whom the Compensation Committee may delegate all or a portion of the Compensation Committee's authority under this Plan. The Compensation Committee and any such designated person or persons shall hereinafter be referred to as the Plan Administrator. The Plan Administrator shall be vested with full authority to make, administer, and interpret such rules and regulations as it deems necessary to administer the Plan, and any determination, decision, or action of the Plan Administrator in connection with the construction,



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interpretation, administration, or application of the Plan shall be final, conclusive, and binding upon all Participants and any and all persons claiming under or through any Participant.


                      SECTION 4 STOCK SUBJECT TO THIS PLAN

4.1        TYPE AND NUMBER OF SHARES

         The stock subject to this Plan shall be the Company's Common Stock (the "Common Stock"), presently authorized but unissued or subsequently acquired by the Company. Subject to adjustment as provided in Section 22, the aggregate amount of Common Stock to be delivered upon the exercise of all options granted under this Plan shall not exceed four hundred thousand (400,000) shares as such Common Stock was constituted on the effective date of this Plan and after giving effect to the 4:1 reverse stock split authorized by the Board of Directors of the Company on January 7, 1993. If any option granted under this Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall thereupon again be available for delivery under this Plan.

4.2        LIMITATION ON EXERCISE

         If the total number of shares for which options are to be exercised on any date in accordance with Section 10 exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Plan Administrator shall make a pro rata allocation of the shares remaining available in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable. The Company shall give written notice of such reduction to each Participant affected thereby and shall return any unused portion of each Participant's Account to such Participant.


                              SECTION 5 ELIGIBILITY

         Any regular employee of the Company (or any Related Corporation designated by the Company) who is in the employ of the Company (or any such designated Related Corporation) on one or more Offering Dates is eligible to participate in the Plan, except for (i) employees who have been employed less than three months, (ii) employees whose customary employment is less than twenty
(20) hours per week, and (iii) employees whose customary employment is for not more than five (5) months in any calendar year. If the Company permits any employees of a Related Corporation to participate in this Plan, then all employees of that Related Corporation who meet the requirements of this Section 5 shall also be considered Eligible Employees.



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                               SECTION 6 OFFERINGS

         There will be consecutive offerings, each approximately six months in length, pursuant to the Plan, until the earlier of the termination of the Plan or the date when all (except de minimis amounts) of the shares of Common Stock authorized under Section 4.1 shall have been delivered. The offering that shall commence on the first day of the first semimonthly payroll beginning after August 16, 1998 shall terminate one day immediately preceding the first day of the first semimonthly payroll period beginning after February 28, 1999. For offerings that commence after February 1, 1999, offerings shall commence on the first day of the first semimonthly payroll period beginning immediately after each subsequent February 28 (or February 29 in a 366-day year) and August 31. Each offering shall terminate on the day immediately preceding the first day of the first semimonthly payroll period of the subsequent offering. Notwithstanding the foregoing, the Plan Administrator may, subject to the limitations set forth in the Code from time to time, establish (a) a different term for one or more offerings and (b) different commencing and ending dates for offerings.


                  SECTION 7 PARTICIPATION BY PAYROLL DEDUCTION

         7.1 An Eligible Employee may participate by completing a Participation Agreement provided by the Plan Administrator authorizing payroll deductions, and completing any other papers deemed necessary by the Company or Plan Administrator and filing the Agreement and any other such papers with the Company no later than ten (10) business days prior to the commencement date of the offering in which the Eligible Employee wishes to participate, or such later date as the Plan Administrator may designate. Participation, in one offering under the Plan shall neither limit nor require participation in any other offering.

         7.2 Payroll deductions for a Participant shall commence on the Offering Date, and shall end on the termination date of such offering unless earlier terminated by the Participant as provided in Section 13.

         7.3 At the time a Participant files his Participation Agreement, the Participant shall elect to have payroll deductions made from the Participant's Base Pay, measured by whole number percentages from one percent (1%) up to a maximum of ten percent (10%) of Base Pay, on each pay day during the time he or she is a Participant in an offering.

         7.4 All payroll deductions made for a Participant shall be credited to the Participant's Account under the Plan. A Participant may not make any separate cash payment into such Account, nor may the Participant make payment for shares other than by payroll deduction.

         7.5 A Participant may discontinue his or her participation in the Plan as provided in Section 13, but no other change can be made during an offering and, specifically, a Participant may not alter the rate of payroll deductions for that offering.



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                             SECTION 8 OPTION PRICE

         The purchase price per share of Common Stock during any offering shall be the lesser of (i) 85% of the fair market value of the stock on the Offering Date, or (ii) 85% of the fair market value of the stock on the last business day of the offering. Notwithstanding the foregoing, the Plan Administrator may establish a different purchase price for any offering, which shall not be less than the purchase price set forth in the preceding sentence. "Fair market value" shall mean the average of the high and low sales prices for the Common Stock on a particular day as reported by Nasdaq National Market.


                          SECTION 9 GRANTING OF OPTION

         On each Offering Date, this Plan shall be deemed to have granted to the Participant an option for as many full shares as he or she will be able to purchase with the payroll deductions credited to his or her Account during participation in that offering.


                          SECTION 10 EXERCISE OF OPTION

         Each Eligible Employee who continues to be a Participant in an offering on the last business day of that offering shall be deemed to have exercised his or her option on such date and shall be deemed to have purchased from the Company such number of full shares of Common Stock reserved for the purpose of the Plan as the accumulated payroll deductions on such date will pay for at the option price, subject to the limitations of Section 4.2.


                SECTION 11 PARTICIPANT'S RIGHTS AS A SHAREHOLDER

         11.1 No Participant shall have any right as a shareholder with respect to any shares of Common Stock until the shares have been purchased in accordance with Section 10 above.

         11.2 Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant, or, if the Participant so directs, by written notice to the Company prior to the termination date of the pertinent offering, in the names of the Participant and one such other person as may be designated by the Participant, as joint tenants with right of survivorship, tenants in common or as community property, to the extent and in the manner permitted by applicable law.


                    SECTION 12 DELIVERY OF STOCK CERTIFICATES

         Certificates for stock issued to Participants will be delivered as soon as practicable after the end of each offering.



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                              SECTION 13 WITHDRAWAL

         13.1 A Participant may withdraw from the Plan, in whole but not in part, at any time prior to the last business day of each offering by delivering a Withdrawal Notice to the Company, in which event the Company will refund the entire balance of his or her Account as soon as practicable thereafter.

         13.2 To re-enter the Plan, an Eligible Employee who has previously withdrawn must file a new Participation Agreement in accordance with Section
7.1. Re-entry into the Plan cannot, however, become effective before the beginning of the next offering following withdrawal.


                         SECTION 14 CARRYOVER OF ACCOUNT

         At the termination of each offering, the Company shall automatically re-enroll each Participant in the next offering. Upon re-enrollment, the balance, if any, in the Participant's Account shall be used for option exercises in the new offering. The Participant may elect not to re-enroll in the Plan by filing notice of such election with the Company no later than ten (10) business days prior to the commencement date (February 16 and August 16) of the next offering. If the Participant does not re-enroll in the Plan or the Plan terminates, the balance, if any, of each Participant's Account shall be refunded to him or her.


                               SECTION 15 INTEREST

         No interest will be paid or allowed on any money in the Accounts of Participants.


                       SECTION 16 RIGHTS NOT TRANSFERABLE

         No Participant shall be permitted to sell, assign, transfer, pledge, or otherwise dispose of or encumber either the payroll deductions credited to his or her Account or any rights with regard to the exercise of an option or to receive shares under the Plan other than by will or the laws of descent and distribution, and such right and interest shall not be liable for, or subject to, the debts, contracts, or liabilities of the Participant. If any such action is taken by the Participant, or any claim is asserted by any other party in respect of such right and interest whether by garnishment, levy, attachment or otherwise, such action or claim will be treated as an election by the Participant to withdraw funds in accordance with Section 13.1.


                      SECTION 17 TERMINATION OF EMPLOYMENT

         Upon termination of employment for any reason, on or prior to the last business day of the offering, the balance in the Account of a Participant shall be paid to the Participant or his or her estate.



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                       SECTION 18 DOLLAR AMOUNT LIMITATION

         18.1 No Eligible Employee may be granted an option under this Plan which would permit the Eligible Employee's rights to purchase Common Stock under all "employee stock purchase plans" of the Company, including any parent corporation or subsidiary corporation (as the terms "parent corporation" and "subsidiary corporation" are defined in Sections 424(e) and (f) of the Code), to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of fair market value of such Common Stock (determined at the Offering Date) for each calendar year in which such option is outstanding at any time.

         18.2 For purposes of this Section 18.1, (i) the right to purchase stock under an option accrues when the option (or any portion thereof) first becomes exercisable during the calendar year, and (ii) a right to purchase stock which has accrued under one option granted pursuant to this Plan may not be carried over to any other option.


                      SECTION 19 CONTINUATION OF EMPLOYMENT

         Nothing in this Plan or in any option granted pursuant to this Plan shall confer upon any Participant any right to continue in the employ of the Company or of a Related Corporation, or to interfere in any way with the right of the Company or of any Related Corporation to terminate his or her employment or other relationship with the Company or Related Corporation at any time.


                          SECTION 20 WITHHOLDING TAXES

         Each Participant will agree by entering the Plan, promptly to give the Company notice of any such stock disposed of within two years after the date of grant of the applicable option, showing the number of such shares disposed of. As a condition to the exercise of a stock option, the Participant shall make such arrangements as the Plan Administrator may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with the exercise of the stock option and the subsequent sale of the stock acquired upon the exercise of the option within two years after the date of grant of the option.


                SECTION 21 GREATER THAN FIVE PERCENT SHAREHOLDERS

         No Eligible Employee may be granted an option under this Plan if such employee, immediately after the option is granted, owns stock of the Company possessing five percent (5%) or more of the total combined voting power of all classes of stock of the Company or of any Related Corporations. For purposes of this Section 21, the rules of Section 424(d) of the Code shall apply in determining the stock ownership of an employee, and stock which an



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employee may purchase under corresponding options (under this Plan or any other plan or contract) shall be treated as stock owned by such employee.


              SECTION 22 ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

         22.1 The aggregate number and class of shares for which options may be granted under this Plan, the number and class of shares covered by each outstanding option and the exercise price per share thereof (but not the total price), and each such option, may all be proportionately adjusted by the Plan Administrator as it deems appropriate, for any change in the structure of the Common Stock of the Company resulting from a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, or any other capital adjustment.

         22.2 All adjustments under this Section 22 shall be made by the Plan Administrator, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. Unless a Participant agrees otherwise, any change or adjustment to an option shall be made in such a manner so as not to constitute a "modification," as defined in Section 424(h) of the Code, and so as not to cause the Participant's stock option issued hereunder to fail to continue to qualify as a stock option granted pursuant to an employee stock purchase plan, as defined in Section 423(b) of the Code.


                        SECTION 23 SECURITIES REGULATION

         23.1 Shares shall not be issued with respect to an option granted under this Plan unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, the requirements of any automated quotation system through which shares may then be traded, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance, including the availability of an exemption from registration for the issuance and sale of any shares hereunder. Inability of the Company to obtain, from any regulatory body having jurisdiction, the authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares hereunder or the unavailability of an exemption from registration for the issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such shares as to which such requisite authority shall not have been obtained.

         23.2 As a condition to the exercise of an option, the Company may require the Participant to represent and warrant at the time of any such exercise that the shares are being



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purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any relevant provision of the aforementioned laws. At the option of the Company, a stop-transfer order against any shares of stock may be placed on the official stock books and records of the Company, and a legend indicating that the stock may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates in order to ensure exemption from registration. The Plan Administrator may also require such other action or agreement by the Participants as may from time to time be necessary to comply with the federal and state securities laws. THIS PROVISION SHALL NOT OBLIGATE THE COMPANY TO UNDERTAKE REGISTRATION OF THE OPTIONS OR STOCK HEREUNDER.


                      SECTION 24 AMENDMENT AND TERMINATION

         The Board may at any time suspend, amend or terminate this Plan; provided, however, the Board may not amend this Plan without appropriate shareholder approval if such approval is required by Section 423 of the Code or any successor rule or other regulatory requirement. The Compensation Committee may also amend the Plan to comply with applicable law, to clarify the provisions of the Plan, or to facilitate administration of the Plan; provided, however, that the Compensation Committee may not amend the Plan in any way which would require shareholder approval or which would materially increase the cost to the Company of operating the Plan.


           SECTION 25 INDEMNIFICATION OF BOARD AND PLAN ADMINISTRATOR

         In addition to all other rights of indemnification they may have as Directors of the Company or as members of any body serving as the Plan Administrator, members of the Board and Plan Administrator, excluding any members who are not Directors or employees of the Company, shall be indemnified by the Company to the fullest extent provided by law for all reasonable expenses and liabilities of any type and nature, including attorneys' fees, incurred in connection with any action, suit or proceeding to which they or any of them are a party by reason of, or in connection with, any stock option granted hereunder, and against all amounts paid by them in settlement thereof (if such settlement is approved by independent legal counsel selected by the Company).


                            SECTION 26 EFFECTIVENESS

         This Plan shall become effective upon adoption by the Board so long as it receives any required approval by the holders of a majority of the Company's outstanding shares of voting capital stock at any time within twelve (12) months after the adoption of this Plan.



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                                      *****

         Approved by the Board of Directors on January 7, 1993 and by the Company's shareholders on January 28, 1993, May 21, 1996 and May 29, 1997. Amended and restated by the Board of Directors on July 21, 1993, March 5, 1996, March 6, 1997, April 22, 1998 and May 20, 1998.



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